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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): November 1, 2007

                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)




           Delaware                       1-12387                 76-0515284
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)



       500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                 60045
         (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (847) 482-5000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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ITEM 8.01. OTHER EVENTS.

     On November 1, 2007, Tenneco announced that it was commencing an offer to purchase up to $230 million of its outstanding $475 million 10 1/4 percent senior secured notes due 2013. A copy of the press release announcing this offer is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.     Description
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99.1            Press release issued November 1, 2007.






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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               TENNECO INC.


Date: November 1, 2007                         By: /s/ David A. Wardell
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                                                   David A. Wardell
                                                   Senior Vice President,
                                                   General Counsel and Secretary